==================
                                  FMC STRATEGIC
                                   VALUE FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 2000

                               ADVISED BY:
                               FIRST MANHATTAN CO.
                               ==================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholders:

The following table sets forth the performance data for the FMC Strategic Value Fund ("the Fund") for the fiscal year ended October 31, 2000.

                                                  PERIOD ENDED OCTOBER 31, 2000
                                                  -----------------------------
                                                  Six Months        12 Months
                                                  ----------        ---------
FMC Strategic Value Fund                            11.3%             24.0%
Russell 2000 Value Index                             8.4              17.3

In our letter commenting on the first half of fiscal year 2000, we noted that the playing field between growth and value had started to level out after an extended period that heavily skewed investment performance in favor of growth/technology stocks. The fact that value has been moving back into favor is reflected in a comparison of recent results with the S&P 500 Composite Index, which is heavily weighted in technology. The S&P 500 Composite Index declined by 1% in the six months ended October 31, 2000 and rose by 6.1% over the twelve months ended October 31, 2000.

Viewed another way, the balance between market forces exhibited this past year indicates that valuation does matter. Many growth stocks appear to have finally hit a wall trying to maintain the pace of earnings gains at a level commensurate with expectations by investors that had become unrealistic. For some value stocks, the price declines have been so steep relative to their fundamentals that strategic buyers have been able to make synergistic acquisitions at reasonable prices, even after paying healthy premiums. We also make a distinction between acquisitions made for cash and those made for stock. The rate of return requirement relative to financial risk for the former can be different from the economic model used by the latter.

For our part, performance in the last fiscal year was significantly affected by the fact that five of our portfolio holdings, Cordant Technologies, McWhorter Technologies, Hussman International, Justin Industries and Burns International, were acquired in cash transactions at prices which in each case yielded an attractive return on our investment. We recognize that the timing of acquisitions cannot be predicted and, as such, a cluster can skew performance. Nevertheless, we are gratified that the prices paid were in line with our estimates of the intrinsic business values made at the time the investments were initiated.

The commentary above should not suggest that we have been immune from either the market volatility seen this past year or earnings disappointments in certain holdings caused by a slowing economy. On the other hand, we try to use such events to our advantage. An example of a new portfolio addition is Pitney Bowes
(PBI) which we acquired recently at $25, after a sharp fall from its 1999 high price of $73. We think this decline is an over-reaction to increased competitive pressures in 20% of its business, which has resulted in a lower targeted earnings growth rate of 10% vs. 15% previously.

PBI is the leading supplier of mail meters in the United States (85% market share) as well as a leading supplier of high-speed mail finishing equipment (40% share). It also realizes 20% of revenues from the sale of office equipment (including copiers, fax machines, and associated supplies). Principally as a result of the strong market position in mailing, PBI generates a return on invested capital of 19%. Our recent purchases were made at both 10X EPS and 10X free cash flow, with a 4.5% dividend yield to boot.

Run by a solid management team, we believe there exists both internal and external catalysts to drive the business potential. Internally, the company will likely exit the highly competitive office equipment business. Furthermore, PBI will likely cut costs in its core operations, which could expand its already strong operating margin of 25%. Externally, it is anticipated that the United States Postal Service will mandate that corporations migrate from electronic to digital meters, an event that could add two percentage points to PBI's expected top-line growth of 6%-8%. Based on PBI's historic price/earnings range of 15-17X, the stock has significant upside potential.

In the financial sector, we acquired a position in North Fork Bancorporation after it declined over 30% from its 1999 peak. We paid just over 10X current year earnings for this regional bank that has more than doubled its earnings since 1995, and has in recent years generated a return on equity of over 20%. This compares favorably with its peers, which have averaged an ROE of under 17%. It appears to us that North Fork was severely penalized in the market because of its well publicized hostile take-over proposal for the Dime Bancorp and fear of earnings dilution. With that effort now on the shelf, management has authorized a 10% buyback of its shares. In addition to expected earnings growth, this, along with the 4% dividend yield, provides an attractive return from the free cash flow.

Longer term we are intrigued by the growth potential from North Fork's internal expansion into the New York City market. It appears that the mega-mergers completed by large New York City banks, i.e., Citicorp, Chase, Bankers' Trust, etc., has recreated an attractive niche for a smaller bank very focused on commercial lending and delivering customer service.

In summary, notwithstanding more visible signs of a slowing economy ahead, many of our holdings have been discounting such a trend for the past couple of years and seem poised to look across the valley. In addition, because of the merger and acquisition activity, our cash position currently is higher than normal. Accordingly, we are in a favorable position to take advantage of opportunities created by continued market volatility.

We appreciate your continued confidence.



Sincerely,

/s/ signature omitted

Edward I. Lefferman
Portfolio Manager

--------------------------------------
         TOTAL RETURN(1)
--------------------------------------
                         Annualized
  One Year                Inception
   Return                 to Date(2)
--------------------------------------
   23.96%                  12.44%
--------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
         FMC STRATEGIC VALUE FUND VERSUS THE RUSSELL 2000 VALUE INDEX:

[Graphic Omitted]
Plot points are as follows:

                 FMC STRATEGIC                 RUSSELL 2000
                   VALUE FUND                   VALUE INDEX

 8/31/98            10,000                        10,000
10/31/98            11,114                        10,879
10/31/99            11,143                        10,957
10/31/00            13,813                        12,853

(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's share, when redeemed, may be worth more or less than original cost.
(2) The FMC Strategic Value Fund commenced operations on August 17, 1998. The performance reflected in the graph begins at the end of the month operations commenced.


[Pie Graphic Omitted]

PORTFOLIO COMPOSITION

% of Portfolio

Aerospace & Defense                   3%
Banks                                 3%
Building & Construction               3%
Metals & Metal Fabricate              3%
Insurance                             3%
Manufacturing                         4%
Chemicals                             5%
Household Furniture & Fixtures        6%
Transportation                        7%
Miscellaneous Business Services      10%
Food, Beverages & Tobacco             2%
U.S. Treasury Obligations            21%
Petroleum & Fuel Products            15%
Machinery                            15%

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND
October 31, 2000

                                                             Market
                                                              Value
FMC STRATEGIC VALUE FUND                         Shares       (000)
--------------------------------------------------------------------------------

COMMON STOCKS (78.9%)
AEROSPACE & DEFENSE (2.4%)
   BF Goodrich ...............................   6,440        $  264
                                                              ------
BANKS (3.3%)
   North Fork Bancorporation .................  18,000           363
                                                              ------
BUILDING & CONSTRUCTION (3.1%)
   Fluor .....................................  10,000           350
                                                              ------
CHEMICALS (4.9%)
   Crompton ..................................  23,863           191
   PolyOne ...................................  45,000           354
                                                              ------
                                                                 545
                                                              ------
FOOD, BEVERAGE & TOBACCO (2.2%)
   Corn Products International ...............  10,000           251
                                                              ------
HOUSEHOLD FURNITURE & FIXTURES (6.3%)
   Ethan Allen Interiors .....................  10,000           293
   Furniture Brands International* ...........  10,000           169
   U.S. Industries ...........................  26,000           231
                                                              ------
                                                                 693
                                                              ------
INSURANCE (2.8%)
   Commerce Group ............................  12,300           314
                                                              ------
MACHINERY (15.4%)
   AZZ .......................................  26,800           417
   Denison International ADR* ................  38,000           501
   Gardner Denver* ...........................  21,000           386
   Tecumseh Products, Cl A ...................  10,000           399
                                                              ------
                                                               1,703
                                                              ------
MANUFACTURING (4.2%)
   Agrium ....................................  45,000           470
                                                              ------
METALS & METAL FABRICATE (3.2%)
   Mueller Industries* .......................  15,000           350
                                                              ------
MISCELLANEOUS BUSINESS SERVICES (9.6%)
   Advo* .....................................  10,000           368
   Moore .....................................  50,000           131
   New England Business Service ..............  17,000           295
   Pitney Bowes ..............................   9,000           267
                                                              ------
                                                               1,061
                                                              ------
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND
October 31, 2000

                                                Shares/       Market
                                              Face Amount      Value
FMC STRATEGIC VALUE FUND  (CONCLUDED)            (000)         (000)
--------------------------------------------------------------------------------

PETROLEUM & FUEL PRODUCTS (14.5%)
   Cooper Cameron* ...........................   4,200       $   229
   EOG Resources .............................   5,700           224
   HS Resources* .............................  22,225           692
   Osca* .....................................  12,000           186
   Rowan* ....................................  11,000           277
                                                             -------
                                                               1,608
                                                             -------
TRANSPORTATION (7.0%)
   Trinity Industries ........................  20,000           481
   WABTEC ....................................  28,600           290
                                                             -------
                                                                 771
                                                             -------
TOTAL COMMON STOCKS
   (Cost $8,548) .............................                 8,743
                                                             -------


U.S. TREASURY OBLIGATIONS (21.0%)
   U.S. Treasury Bills (A)
        7.368%, 11/02/00 .....................  $1,042         1,042
        6.114%, 12/07/00 .....................     316           314
        6.018%, 02/01/01 .....................     376           370
        5.949%, 01/04/01 .....................     607           600
                                                             -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $2,327) .............................                 2,326
                                                             -------
TOTAL INVESTMENTS (99.9%)
   (Cost $10,875) ............................               $11,069
                                                             -------
OTHER ASSETS AND LIABILITIES, NET (0.1%)                           7
                                                             -------


NET ASSETS:
   Portfolio Shares
     (unlimited authorization -- no par value)
     based on 903,539 outstanding shares of
     beneficial interest .....................                 9,212
   Undistributed net investment income .......                     7
   Accumulated net realized gain
     on investments ..........................                 1,663
   Net unrealized appreciation
     on investments ..........................                   194
                                                             -------
TOTAL NET ASSETS (100.0%)                                    $11,076
                                                             =======
   Net Asset Value, Offering and
     Redemption Price Per Share ..............                $12.26
                                                             =======

*NON-INCOME PRODUCING SECURITY
(A) -- RATE SHOWN IS THE EFFECTIVE YIELD OF THE SECURITY AT TIME OF PURCHASE ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                           FMC STRATEGIC VALUE FUND
For the Year Ended October 31, 2000

FMC STRATEGIC VALUE FUND
-------------------------------------------------------------------------------
Investment Income:
   Dividend Income..................................................... $   145
   Interest Income ....................................................      74
-------------------------------------------------------------------------------
     Total Investment Income...........................................     219
-------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...........................................     104
   Investment Advisory Fee Waiver .....................................    (104)
   Reimbursements by Adviser...........................................      (5)
   Administrative Fees ................................................      75
   Administrative Fee Waiver ..........................................     (48)
   Professional Fees ..................................................      38
   Printing Fees ......................................................      21
   Transfer Agent Fees ................................................      28
   Registration and Filing Fees .......................................      12
   Trustee Fees .......................................................       6
   Custodian Fees .....................................................       8
-------------------------------------------------------------------------------
     Total Expenses, Net ..............................................     135
-------------------------------------------------------------------------------
       Net Investment Income...........................................      84
-------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .............................   1,663
   Net Change in Unrealized Appreciation on Investment Securities .....     467
-------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ..................   2,130
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations................ $ 2,214
===============================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                FMC STRATEGIC VALUE FUND
For the Years Ended October 31,

                                                      11/01/99       11/01/98
                                                     TO 10/31/00    TO 10/31/99
--------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income........................       $    84       $    55
   Net Realized Gain from Securities Sold ......         1,663           325
   Net Change in Unrealized Appreciation
    (Depreciation) on Investment Securities .....           467          (469)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in
        Net Assets Resulting from Operations...          2,214           (89)
--------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................           (75)          (63)
   Realized Capital Gains.......................          (322)          (31)
--------------------------------------------------------------------------------
     Total Distributions .......................          (397)          (94)
--------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................           859         4,598
   Reinvestment of Cash Distributions ..........           397            94
   Cost of Shares Redeemed .....................        (1,549)         (648)
--------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived
        from Capital Share Transactions.........          (293)        4,044
--------------------------------------------------------------------------------
     Total Increase in Net Assets ..............         1,524         3,861
--------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................         9,552         5,691
--------------------------------------------------------------------------------
   End of Period ...............................       $11,076        $9,552
================================================================================
Shares Issued and Redeemed:
    Shares Issued ..............................            81           429
    Shares Issued in Lieu of
       Cash Distributions ......................            39             9
    Shares Redeemed ............................          (142)          (59)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Shares .........           (22)          379
================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                    FMC STRATEGIC VALUE FUND

For a Share Outstanding For Each Period

For the Periods Ended October 31,






                Net                                                                  Net
               Asset                  Realized and   Distributions Distributions    Asset
              Value,         Net       Unrealized      from Net        from        Value,
             Beginning   Investment    Gain (Loss)    Investment      Capital        End          Total
             of Period     Income     on Securities     Income         Gains      of Period      Return
             --------     ---------   ------------    ----------     ---------     -------      --------

------------------------
FMC STRATEGIC VALUE FUND
------------------------
2000           $10.31       $0.09         $ 2.29        $(0.08)        $(0.35)     $12.26       23.96%
1999            10.40        0.07          (0.05)        (0.07)         (0.04)      10.31        0.26
1998(1)         10.00        0.03           0.39         (0.02)            --       10.40        4.25+


                                                                                Ratio
                                                                                of Net
                                                                Ratio         Investment
                                                Ratio        of Expenses     Income (Loss)
                      Net                      of Net        to Average       to Average
                    Assets,       Ratio      Investment      Net Assets       Net Assets
                      End      of Expenses     Income        (Excluding       (Excluding      Portfolio
                   of Period   to Average    to Average      Waivers and      Waivers and     Turnover
                     (000)     Net Assets    Net Assets    Reimbursements)  Reimbursements)     Rate
                   ---------     ---------     --------     --------------   --------------     -------

------------------------
FMC STRATEGIC VALUE FUND
------------------------
2000                $11,076        1.30%         0.81%           2.81%           (0.70)%         23.93%
1999                  9,552        1.30          0.59            3.10            (1.21)          11.85
1998(1)               5,691        1.30          1.45            5.07            (2.32)           6.86


 +  Total return is for the period indicated and has not been annualized.
(1) The FMC Strategic Value Fund commenced operations on August 17, 1998. All ratios for the period have been annualized.

Amounts  designated  as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

October 31, 2000

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the FMC Strategic Value Fund (the "Fund"). The financial statements of the remaining Funds are not presented herein. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   EXPENSES -- Expenses that are directly related to the Funds are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)               FMC STRATEGIC VALUE FUND

October 31, 2000

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the Fund's average daily net assets. The Administrator has contractually agreed to limit its annual fee to no higher than $27,500 for the fiscal year ended October 31, 2000, $50,000 for the fiscal year ended October 31, 2001, and $75,000 thereafter.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.30%. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2000 are as follows:


                                            (000)
                                          ---------
Purchases
  U.S. Government .....................    $    --
  Other ...............................      2,192
Sales
  U.S. Government .....................         --
  Other ...............................      4,700

At October 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 2000, is as follows:


                                            (000)
                                          ---------
Aggregate gross unrealized
  appreciation ........................    $ 1,669
Aggregate gross unrealized
  depreciation ........................     (1,475)
                                           -------
Net unrealized appreciation ...........    $   194
                                           =======

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
FMC Strategic Value Fund of
The Advisors' Inner Circle Fund:


We have audited the accompanying statement of net assets of FMC Strategic Value Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Strategic Value Fund of The Advisors' Inner Circle Fund as of October 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 15, 2000

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)



For shareholders that do not have an October 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2000 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year.

                                   LONG TERM
                                   (20% RATE)        ORDINARY
                                  CAPITAL GAIN        INCOME         TAX-EXEMPT         TOTAL       QUALIFYING
     FUND                         DISTRIBUTION     DISTRIBUTIONS      INTEREST      DISTRIBUTIONS  DIVIDENDS(1)
     -----                        ------------     ------------     ------------    ------------   ------------
FMC Strategic Value Fund              0.00%           100.00%           0.00%          100.00%        30.43%

-------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                                      NOTES

                                      NOTES

                               ==================

                            FMC STRATEGIC VALUE FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-6009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.


FMC-F-007-08
                               ==================